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                                 EXHIBIT INDEX
                                       TO
                          PLAN AND AGREEMENT OF MERGER
                                  BY AND AMONG
                          AMERICAN HOMEPATIENT, INC.,
                      AMERICAN HOMEPATIENT OF IOWA, INC.,
                         MILLER MEDICAL SERVICE, INC.,
                         BLAINE MILLER, DOUGLAS MILLER,
                         JOHN MILLER AND RICHARD HANNA

                              DATED JUNE 28, 1996


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
Exhibit No.                                        Exhibit Description
- -----------                                        -------------------
      A                   Type of services and products provided by the Company at each location
1.5(a)(i)                 Business Obligations to be Satisfied
1.5(a)(ii)                Retained Working Capital Obligations as of May 31
1.5(a)(iv)                Retained Working Capital Obligations since May 1
1.5(a)(vii)               Retained Leases and Contracts
2.1(c)                    Number of Shares of Parent Common Stock
3.1(a)                    Real Estate
3.1(b)                    Equipment and Furnishings
3.1(d)                    Bank Account Information
3.3                       Stock Ownership
3.7(a)                    Financial Statements
3.7(c)                    EBIT Target
3.10(1)                   Licenses; Licensure Surveys; Deficiency Reports; List of Regulatory Bodies
3.10(4)                   JCAHO Accreditation
3.13                      List and Copies of Leases and Contracts
3.15                      Copies of easements and rights
3.17                      Employee Information; Payments since May 31
3.19                      Insurance; Summary of Coverage; Pending Claims
3.25(a)                   Welfare Benefit Plans
3.25(b)                   Pension Benefit Plans
3.29(c)                   Closed Taxable Period
8.4                       Piggyback Registration Rights Agreement
9.6                       Form of Confidentiality and Noncompete Agreements
9.7                       Forms of Employment and Consulting Agreements
9.9                       Book Value of Assets
10.3                      Form of Opinion of Counsel for the Seller and Shareholders
10.8                      Waterloo Property

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